Summary Prospectus Supplement	January 14, 2019

Putnam VT Global Health Care Fund
Summary Prospectus dated April 30, 2018

Effective January 15, 2019, the section Your fund’s management is replaced in its entirety with the following:

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio manager

Michael Maguire, Portfolio Manager, Analyst, portfolio manager of the fund since 2016

Sub-advisors

Putnam Investments Limited*

The Putnam Advisory Company, LLC*

* Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

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